EXHIBIT 99.2
GMAC Fixed Income Investor Presentation April 3, 2006 1.00 p.m. - 2.30 p.m. DST

Forward Looking Statements In the presentation that follows and in related comments by General Motors Acceptance Corporation management, our use of the words "expect", "anticipate", "estimate", "forecast", "objective", "plan", "goal", "project", "outlook", "priorities," "targets", "intend", "evaluate", "pursue", "seek" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GMAC's most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: the ability of General Motors to complete a transaction with a strategic investor regarding a controlling interest in GMAC while maintaining a significant stake in GMAC, securing separate credit ratings and low cost funding to sustain growth for GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and General Motors; changes in economic conditions, currency exchange rates, significant terrorist attacks or political instability in the major markets where we operate; changes in the laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; and the threat of terrorism, the outbreak or escalation of hostilities between the United States and any foreign power or territory and changes in international political conditions may continue to affect both the United States and the global economy and may increase other risks. Use of the term "loans" describes products associated with direct and indirect lending activities of GMAC's global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term "originate" refers to GMAC's purchase, acquisition or direct origination of various "loan" products. 1

GM has agreed to sell a 51% controlling interest in GMAC to a Consortium led by Cerberus Capital Cerberus will control all of the Consortium's 51% voting shares Long-term and strategic investment by Consortium Minimum hold period of five years to allow for stability and growth Consortium and GM to invest $1.9 billion in preferred equity Introduction Investor Consortium 51% Equity 49% Equity - - -

Arranging credit facilities totaling $25 billion -- supported by $12.5 billion Citigroup commitment -- to enhance GMAC's already strong liquidity Committed 3-year revolving facility Asset-backed funding to support lease, wholesale, SmartBuy and other not traditionally securitized assets GMAC's inherent credit profile, already strong, will be improved further by: Significant re-investment of earnings over 5 years to support GMAC growth Substantial reduction in credit exposures to GM Strong independent corporate governance 10-year Services Agreement codifying existing GM-GMAC operating relationship Agreement ensures steady flow of auto financing volume for GMAC at historically strong underwriting standards and at competitive returns Believe transaction will achieve de-linkage of GMAC credit ratings from those of GM Introduction (cont'd)

Believe value will be maximized for stakeholders not through short-term "cash out" actions, but by way of long-term focus on: Strengthening the capital base Improving the credit ratings Reducing borrowing costs Expanding net margins Driving higher ROE GMAC Strategy intended to support desired path toward stable investment grade rating and profitable growth Value Enhancement

Overview of Cerberus and The Consortium One of the largest private investment firms in North America ($18 billion under management) with over 20 years of experience Over 275 employees deployed in offices located in both the US (Atlanta, Chicago, LA and New York) and globally (Amsterdam, Frankfurt, London, Osaka, Taipei and Tokyo) Cerberus' investors make long-term investments in Cerberus, allowing Cerberus to have a long-term investment horizon Investors include prominent endowments, pension funds, insurance companies and high net worth individuals Cerberus has developed its own commercial lending platform (US) and loan servicing operations (Japan) and possesses significant credit and underwriting experience Utilizes an exclusive "operations team" of 85 operating executives who assist in the due diligence, and if necessary, takes interim or full time positions in portfolio companies Leading global financial services company Market capitalization of $230+ billion, $1.5 trillion of assets and $112 billion of equity Rated Aa1 / AA- / AA+ by Moody's / S&P / Fitch Formerly Nippon Credit Bank, majority owned by Cerberus $40 billion in assets, $6 billion equity Rated Baa1 / BBB+ / BBB+ by Moody's / S&P / Fitch Historically focused regional financial institutions, small / medium sized companies and retail customers The Consortium members bring capital and expertise that will benefit GMAC

Cerberus is Very Different Than Traditional Private Equity Firms Cerberus has automotive and financial markets expertise Senior Operations Executives (Prior Experience) John Stomber (Global Treasurer, Merrill Lynch) Jim Jones (Group Executive VP for Consumer Credit, Bank of America) Lee Wilson (Treasurer, Vanguard Car Rental) Jerry Farrell (President and COO, Chrysler Financial) James Pike (CEO, CTA Acoustics) Daniel Ajamian (CEO, Peguform) Cerberus has a reputation for providing on-going management and financial support for its businesses and investments Cerberus has bought numerous companies in the automotive sector, including: Vanguard GDX Guildford Mills Peguform Colfor Ganton Diemakers Pilot Industries CTA Acoustics Cerberus has significant experience with securitization as a financing source Cerberus has developed its own commercial lending platform (US) and loan servicing operations (Japan) and possesses significant credit and underwriting experience Built $5 billion lending platform "from scratch" (Ableco Finance LLC) Built first licensed foreign servicer in Japan from scratch - top rated by Fitch (Yamato Servicing K.K.) Cerberus brings significant strength to the transaction through the experience of its senior management, its Operations Team and advisors and its investment banking relationships to: Leverage and maximize GMAC's financing structure Manage a diversified finance company Cerberus Operations Executives Investment Experience Operating Experience and Strategy

GMAC Investment Thesis: Expand Premier Global Finance Company Transaction Benefits GMAC Business Strengths Leadership positions across all major sectors #1 auto finance Top 10 player in mortgage #1 provider of extended warranty #1 provider of dealer inventory insurance Tremendous asset origination capability World-class servicing Well-managed risk profile Global franchise spanning 40 countries Enhanced capital base and funding capacity $1.9 billion preferred equity $25 billion liquidity facility Improved credit rating and lower cost of funds De-linkage from GM credit rating Target solid investment grade rating (single A) Reduced GMAC exposure to GM Enhanced corporate governance Board majority of Consortium and Independents Additive Cerberus operational expertise Consortium Vision for GMAC Talented People Experienced GMAC management and employees Backed by Cerberus' experienced operational leaders Opportunities for Profitable Growth Support a lower cost of capital, stronger credit rating Cross-selling and diversification opportunities Expanded product offerings to better serve customers Leverage excellent operational infrastructure, strong dealer relationships, extensive consumer base, strong brand reputation Bright Future Our partnership is a vote of confidence in GMAC's future Long-term commitment to GMAC's growth and success + =

Recent Cerberus Investments Relevant to GMAC Company Sector Description Ableco Finance (1997) Commercial Finance Premier standalone commercial finance company Aegis Mortgage (1999) Mortgage Diversified mortgage banking company AerCap Aviation Solutions (2005) Leasing Provides aircraft leasing, financing and asset management services worldwide Aozora Bank (2000) Bank Former Nippon Credit Bank, US$ 45 billion. Agreed to long-term hold with Japanese regulators as condition to Transaction Bank Leumi (2005) Bank Leading Israeli retail bank Dymas Capital (2002) Commercial Finance Provider of senior, junior secured, mezzanine and equity capital financing GDX (2004) Auto Manufacturer / Supplier Manufactures and supplies vehicle seating and parts Green Tree Servicing (2002) Home Equity Nation's largest portfolio of manufactured housing and home equity loans Guilford Mills (2004) Manufacturer Manufacturer of headliner and bodycloth fabric for auto OEMs and Tier 1 suppliers LNR (2005) Real Estate Commercial and multifamily residential real estate firm Peguform (2005) Auto Supplier Supplier of exterior and interior components for the European auto industry Pitney Bowes Credit (pending) Leasing Provides lease financing and other financial services to the capital services markets Vanguard (2003) Car Rental Alamo / National car rental business. Largest GM customer

Common Equity Ownership Consortium 51% GM 49% Preferred Equity GM and Consortium to invest additional $1.9 billion in preferred equity to further bolster GMAC capital base $1.4 billion investment by GM $0.5 billion investment by Consortium Preferred stock intended to be structured with high equity content GMAC and most of its U.S. operations (excluding the Insurance Group) will be converted to Limited Liability Company (LLC) form Beneficial for shareholders' tax planning GMAC Capitalization Summary

Long-term investment by Consortium Committed to a 5-year minimum hold period Restriction on IPOs of secondary shares Restrictions on sale of material subsidiaries In years 1-2 after closing, plan to retain essentially all GMAC's "after- tax" earnings in the business In years 3-5 after closing, Cerberus committed to reinvest all of its after- tax distributions into GMAC preferred stock Capital plan reflects a return to GMAC's historical record of successfully reinvesting profits for growth and profitability GMAC Capitalization Summary (cont'd)

Strong Independent Corporate Governance Cerberus will be the managing owner of GMAC LLC and control the Consortium's 51% voting shares Board Composition: 13 Board members Consortium: 6 GM: 4 Independent: 3 Audit Committee to consist of all three Independent Directors Consortium has the ability to raise a significant amount of new equity capital for GMAC and dilute GM's ownership without GM consent Majority Independent Director approval required for certain matters, including related party transactions and certain dividend payouts

Will continue to finance GM vehicles to customers across the full credit spectrum Profitable Asset Generation Capability Protected Services agreements will preserve GM / GMAC mutually-beneficial relationship for the long-term Support global $60+ billion a year auto loan origination platform Services Agreements Will continue to give GMAC exclusivity on retail and lease subvented financing programs GM "special rate" programs represent steady profitable business for GMAC Generate large volume of auto finance assets Assets originated at low acquisition cost to GMAC Generate higher credit quality assets

Mutually Beneficial Services Agreements Services Agreements support key GM-GMAC objectives: GM: Strategic support for GM vehicle sales worldwide GMAC: Increased finance penetration and revenue GMAC granted 10-year exclusivity covering U.S., Canadian and International subvented wholesale and consumer business GMAC commitment to provide financing to GM retail customers and wholesale dealers in accordance with historical practices GMAC will retain right to make all credit decisions GMAC will finance a broad spectrum of customers and dealers generally in line with prior years Agreement provides GMAC ample flexibility to provide GM with required financing support without compromising historical underwriting standards Agreement provides GMAC with a competitive returns

Assets Retained By GM At closing, GM will retain approximately $20 billion of assets Predominantly U.S. lease assets and associated funding Net book value estimated at about $4 billion Retained lease assets reduce GMAC's credit exposure to GM Eliminates residual support payments owed by GM to GMAC in connection with these lease assets Eliminates potential exposure to these lease residual values Going forward, GMAC will originate and retain all lease assets GMAC's portfolio of U.S. lease assets will be rebuilt gradually over next 36 months GM will pay estimated residual support at lease inception, improving risk profile of GMAC lease book New assets originated will be assessed against fresh ALG values

Credit Exposure to GM Under terms of transaction, GMAC's unsecured credit exposure to GM will be capped at $1.5 billion on a global basis Cap will include receivables from GM and any implicit "out of the money" risk sharing or residual value support due to loss in residual values Estimate that GMAC's unsecured credit exposure to GM will amount to $0.4 billion at closing GM to repay certain inter-company borrowings prior to closing GM to paydown residual support and risk sharing obligations on lease assets remaining with GMAC Going forward, GM to pay residual support upfront on new lease assets originated by GMAC Undrawn GMAC $4 billion unsecured credit line to GM, expiring Sept 2006, not planned to be renewed

GM Call Option on Global Auto Finance Business GM Call Option GM call option term of ten years on Global Auto Finance business Can exercise if GM ratings are investment grade or are higher than GMAC's ratings Exercise price greater of: Fair market value 9.5 times the auto business net income

Update on GMAC Funding

GMAC Funding Strategies GMAC will continue to finance its global operations with the many innovative funding channels it has established Committed whole loan facilities with Bank of America ($55 billion) and Bank of Nova Scotia ($20 billion) coupled with expected Citigroup-led funding facilities totaling $25 billion will provide GMAC with significant financial flexibility ResCap will continue to utilize its very successful access to unsecured funding - ABS Public Market - Whole Loan Sales - Retail Loan Conduit - "Full Securitization" in Capital Markets - Lease Conduits - GMAC Automotive Bank - Wholesale Conduits - Unsecured Retail Borrowings - Bank Debt - Unsecured Institutional Borrowings

Additional credit facilities in the amount of $25B planned to be arranged by Citigroup to enhance GMAC's already strong liquidity $25B asset-backed revolving funding comprised of two facilities $10B expected to be available before closing $15B expected to be available at closing Substantial commitments to the funding facilities Citigroup has committed $12.5B in total, including the entire amount of the initial $10B facility Remaining $12.5B to be syndicated 3-Year term Funding facility expected to finance full array of U.S., Canadian and European assets, including wholesale and lease, at GMAC's discretion Funding facility to include subordinated tranches for certain asset classes Potential to include tranche of unrated assets Significant flexibility to increase/decrease actual utilization $25 Billion Asset-backed Funding Facility

GMAC Global Liquidity Profile GMAC has access to massive liquidity cushion Three large, multi-year funding agreements: Bank of America (BofA), Bank of Nova Scotia (BNS) and new $25B Citigroup-led facility BofA and BNS commitments for retail assets while Citigroup-led facilities includes leases, wholesale, SmartBuy, and other assets not traditionally securitized Continued access to significant amount of bank funding Note: (1) Including $4.2Bn of marketable securities (2) Utilized/expired (2)

ResCap Capital Structure GMAC plans to maintain the ResCap firewall to preserve ResCap's relatively higher credit rating Firewall: Governance and Dividend Limitations ResCap already enjoys significant access to unsecured liquidity

GMAC Funding Plan GMAC's innovative funding initiatives have reduced its need to rely on unsecured financing With a stable and potentially improving credit rating post-closing, GMAC will opportunistically seek to access the unsecured institutional and retail markets Will enhance GMAC's liquidity profile

Credit Ratings Post - Closing Transaction expected to achieve rating de-linkage from GM Sale by GM of controlling interest Dramatic reduction in GM exposure Sound governance to protect all GMAC stakeholders Contractual agreement that ensures arm's length GM-GMAC operating relationship Target stable investment rating Fundamentally strong credit profile Need some time to "season" new structure and validate de-linkages with GM

GMAC Strategy

Leadership positions across all major sectors #1 auto finance Top ten player in mortgage #1 provider of Extended Warranty #1 provider of dealer inventory insurance Tremendous asset origination capability World-class servicing Well-managed risk profile Global franchise spanning 40 countries Strategic Vision GMAC Business Strengths Competitive cost of funds Additional GMAC balance sheet capacity Improved credit rating Strengthened capital base Committed term funding facility Operational expertise Strong independent corporate governance Benefits Brought by Consortium Create Premier Global Finance Company

Earnings Diversification Strategy GMAC has significantly increased earnings in recent years, with rapid growth of its insurance and mortgage operations GMAC intends to maintain a diversified earnings base with steady earnings growth in Auto Finance as well as Insurance/Mortgage Financing Mortgage/Insurance 2005 40 60 2001 $1,786 million Financing Mortgage/Insurance 2001 70 30 2005 (1) $2,833 million Note: (1) Excluding after-tax goodwill impairment of $439 million

GMAC Auto Finance Opportunities Leverage existing relationships to capture opportunities within GM dealer channel Used car financing Non-prime auto financing (Nuvell) Expand real estate and other dealer loans Leverage existing dealer relationships to expand presence in non-GM dealer network Roughly 50% of GM dealers own non-GM dealership Continue to expand footprint into new countries China, Russia, Eastern Europe, etc.

Next Steps Meet all pre-closing conditions PBGC agreement that GMAC and its subsidiaries will have no liability that could arise from GM's pension plans Repayment of certain inter-company debts Obtain significant number of regulatory approvals Certain legal opinions No Material Adverse Effect (including a credit rating below CCC for GM's unsecured long-term debt) Minimum credit ratings of: BB for GMAC BBB- for ResCap B++ (AM Best) for significant GMAC insurance entities Close transaction in Q4-2006

Strengthened GMAC capital base long-term Preferred equity injection of $1.9 billion Earnings reinvestment provisions Improved GMAC liquidity Committed 3-year $25 billion funding facilities Anticipated access to unsecured markets GM paydown of large inter-company obligations Significant and steady flow of auto financing revenue Services Agreement grants GMAC 10-year exclusivity on GM's subvented auto finance programs Believe transaction will achieve credit rating de-linkage from GM Governance provisions further establishing GMAC independence from GM Cap on unsecured credit exposure to GM Contractual arm's length agreement governing all GM/GMAC auto financing Consortium committed to a successful GMAC View transaction as 'strategic" with a long-term investment horizon Transaction Benefits Summary

Back-Up

Misclassifications of cash flows between operating and investing activities Restated certain cash flows over 2003-05 Related to: Certain mortgage loan cash flow activity Other non-cash transfer activity Restatement had NO impact in any period on: Net cash flow Net income, balance sheet or total stockholder's equity Financial condition and results of operations unaffected GMAC response Procedures developed to report activity correctly going forward Recent Restatement of Cash Flows